                                                                    EXHIBIT 99.2

[LOGO] FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
 FBR Financial & Statistical Supplement -Operating Results (unaudited) (Dollars in thousands, except per share data)

                                                YTD 2001      Q-2 01       Q-1 01      YTD 2000
                                               ---------    ---------    ---------    ---------
Revenues
--------
Investment banking:
  Underwriting                                 $  17,068    $   9,414    $   7,654    $  21,086
  Corporate finance                               20,301       18,057        2,244       31,404
  Investment gains                                 5,340        5,340            -        1,453
Institutional brokerage:
  Principal transactions                          11,355        5,383        5,972       32,319
  Agency commissions                              12,527        5,962        6,565       21,084
Asset management:
  Base management fees                             8,098        5,191        2,907        9,719
  Incentive income                                (2,743)         301       (3,044)      44,456
  Net investment income (loss)                     1,413        3,498       (2,085)       9,674
Interest, dividends and other                      4,246        2,006        2,240        9,695
                                               ---------    ---------    ---------    ---------
     Total revenues                               77,605       55,152       22,453      180,890
                                               ---------    ---------    ---------    ---------

Expenses
--------
Compensation and benefits                         49,007       32,756       16,251      109,768
Business development & professional services      13,531        8,205        5,326       19,229
Clearing and brokerage fees                        3,320        1,588        1,732        6,207
Occupancy & equipment                              5,383        2,883        2,500        9,544
Communications                                     2,665        1,498        1,167        5,085
Interest expense                                     415          334           81        1,665
Other operating expenses                           4,313        2,778        1,535        7,147
                                               ---------    ---------    ---------    ---------
     Total expenses                               78,634       50,042       28,592      158,645
                                               ---------    ---------    ---------    ---------

Net income (loss) before taxes                    (1,029)       5,110       (6,139)      22,245
                                               ---------    ---------    ---------    ---------

Provision for income taxes                             -            -            -        4,163

Net income (loss)                              $  (1,029)   $   5,110    $  (6,139)   $  18,082
                                               =========    =========    =========    =========

Net income (loss) before taxes
  as a percentage of revenue                        -1.3%         9.3%       -27.3%        12.3%

ROE (annualized)                                     9.9%         9.9%       -11.5%         9.0%

Total shareholders' equity                     $ 200,314    $ 200,314    $ 211,001    $ 214,556

Basic earnings (loss) per share                $   (0.02)   $    0.10    $   (0.12)   $    0.37
Diluted earnings (loss) per share              $   (0.02)   $    0.10    $   (0.12)   $    0.36

Ending shares outstanding (in thousands)          46,100       46,100       49,391       49,380

Book value per share                           $    4.35    $    4.35    $    4.27    $    4.34

Assets under management (in millions)
-------------------------------------
Managed accounts                               $   142.4    $   142.4    $   126.1    $   133.6
Hedge & offshore funds                             186.6        186.6        164.7        149.7
Mutual funds                                     1,153.1      1,153.1        148.5        119.0
Private equity & venture capital                   341.2        341.2        336.2        457.2
                                               ---------    ---------    ---------    ---------
     Total                                     $ 1,823.3    $ 1,823.3    $   775.5    $   859.5
                                               =========    =========    =========    =========

Employee count                                       488          488          400          386
                                               =========    =========    =========    =========

                                                 Q-4 00       Q-3 00       Q-2 00       Q-1 00
                                               ---------    ---------    ---------    ---------
Revenues
--------
Investment banking:
  Underwriting                                 $   4,447    $   4,928    $   1,205    $  10,506
  Corporate finance                                9,209        7,264        8,741        6,190
  Investment gains                                     -        1,453            -            -
Institutional brokerage:
  Principal transactions                           6,511        7,019       12,788        6,001
  Agency commissions                               5,792        4,989        4,627        5,676
Asset management:
  Base management fees                             2,835        2,504        2,206        2,174
  Incentive income                                (7,747)       7,751        7,849       36,603
  Net investment income (loss)                     3,026        5,780        3,768       (2,900)
Interest, dividends and other                      2,336        3,014        2,352        1,993

                                                                    EXHIBIT 99.2
                                                                        (Page 2)

                                               ---------    ---------    ---------    ---------
     Total revenues                               26,409       44,702       43,536       66,243
                                               ---------    ---------    ---------    ---------

                                                                    EXHIBIT 99.2
                                                                        (Page 3)

Expenses
--------
Compensation and benefits                         13,527       24,809       25,209       46,223
Business development & professional services       4,247        5,974        4,391        4,617
Clearing and brokerage fees                        1,618        1,483        1,539        1,567
Occupancy & equipment                              2,191        2,657        2,373        2,323
Communications                                     1,337        1,300        1,267        1,181
Interest expense                                     700          424          319          222
Other operating expenses                           1,358        1,862        2,373        1,554
                                               ---------    ---------    ---------    ---------
     Total expenses                               24,978       38,509       37,471       57,687
                                               ---------    ---------    ---------    ---------

Net income (loss) before taxes                     1,431        6,193        6,065        8,556
                                               ---------    ---------    ---------    ---------

Provision for income taxes                             -        1,239          785        2,139

Net income (loss)                              $   1,431    $   4,954    $   5,280    $   6,417
                                               =========    =========    =========    =========

Net income (loss) before taxes
  as a percentage of revenue                         5.4%        13.9%        13.9%        12.9%

ROE (annualized)                                     2.7%         9.5%        10.5%        13.3%

Total shareholders' equity                     $ 214,556    $ 211,796    $ 203,637    $ 198,063

Basic earnings (loss) per share                $    0.03    $    0.10    $    0.11    $    0.13
Diluted earnings (loss) per share              $    0.03    $    0.10    $    0.11    $    0.12

Ending shares outstanding (in thousands)          49,380       49,282       49,204       49,096

Book value per share                           $    4.34    $    4.30    $    4.14    $    4.03

Assets under management (in millions)
-------------------------------------
Managed accounts                               $   133.6    $   136.9    $   131.9    $   114.6
Hedge & offshore funds                             149.7        135.1        114.3         98.8
Mutual funds                                       119.0         93.1         56.4         54.7
Private equity & venture capital                   457.2        757.5        697.4        661.7
                                               ---------    ---------    ---------    ---------
     Total                                     $   859.5    $ 1,122.6    $ 1,000.0    $   929.8
                                               =========    =========    =========    =========

Employee count                                       386          367          392          390
                                               =========    =========    =========    =========